Exhibit 99.1

Rocket Lab, an End-to-End Space Company and Global Leader in Launch, to Become Publicly Traded Through Merger with Vector Acquisition Corporation

End-to-end space company with an established track record, uniquely positioned to extend its lead across a launch, space systems and space applications market forecast to grow to $1.4 trillion by 2030

One of only two U.S. commercial companies delivering regular access to orbit: 97 satellites deployed for governments and private companies across 16 missions

Second most frequently launched U.S. orbital rocket, with proven Photon spacecraft platform already operating on orbit and missions booked to the Moon, Mars and Venus

Transaction will provide capital to fund development of reusable Neutron launch vehicle with an 8-ton payload lift capacity tailored for mega constellations, deep space missions and human spaceflight

Proceeds also expected to fund organic and inorganic growth in the space systems market and support expansion into space applications enabling Rocket Lab to deliver data and services from space

Business combination values Rocket Lab at an implied pro forma enterprise value of $4.1 billion. Pro forma cash balance of the combined company of approximately $750 million at close

Rocket Lab forecasts that it will generate positive adjusted EBITDA in 2023, positive cash flows in 2024 and more than $1 billion in revenue in 2026

Group of top-tier institutional investors have committed to participate in the transaction through a significantly oversubscribed PIPE of approximately $470 million, with 39 total investors including Vector Capital, BlackRock and Neuberger Berman

Transaction is expected to close in Q2 2021, upon which Rocket Lab will be publicly listed on the Nasdaq under the ticker RKLB

Current Rocket Lab shareholders will own 82% of the pro forma equity of combined company

Long Beach, California – 1 March 2021 – Rocket Lab USA, Inc. (“Rocket Lab” or “the Company”), a global leader in launch and space systems, and Vector Acquisition Corporation (Nasdaq: VACQ) (“Vector”), a special purpose acquisition company backed by leading technology investor Vector Capital, announced today that they have entered into a definitive merger agreement that will result in Rocket Lab becoming a publicly traded company. The transaction is estimated to be completed in Q2 2021 and, at that time, Vector will change its name to Rocket Lab USA, Inc. and the combined company will trade under the Nasdaq ticker symbol RKLB.

Rocket Lab—A World-Leading Space Company with an Unmatched Track Record

Rocket Lab is transforming the way we use and access space by delivering end-to-end solutions across the launch and space systems markets. Since the Company’s first orbital launch in 2018, its innovative Electron launch vehicle has become the second most frequently launched U.S. rocket annually. To date, Rocket Lab has delivered 97 satellites to orbit for more than 20 public and private-sector organizations and technology-leading constellation operators. Rocket Lab’s customer base is evenly split across government and commercial organizations including the National Aeronautics and Space Administration (NASA), the National Reconnaissance Office (NRO), and the Defense Advanced Research Projects Agency (DARPA), as well as commercial satellite leaders. As the first company to deliver regular and reliable dedicated launch services for small satellites, Rocket Lab has also played a leading role in catalyzing the growth of the commercial small satellite industry. The satellites launched by Rocket Lab enable operations in national security, Earth observation, space debris mitigation, weather and climate monitoring, communications and scientific research.

Rocket Lab has an established space systems business that develops satellite and spacecraft solutions for a range of commercial and government missions, from low-Earth orbit constellations to high-complexity deep space and interplanetary missions. Rocket Lab’s Photon spacecraft family delivers a satellite-as-a-service solution that eliminates the typical high cost, time and complexity customers face when building their own satellites. With Rocket Lab, customers can buy a launch, satellite, ground services and on-orbit management as a turn-key package, resulting in a disruptive reduction in cost and time to orbit. Rocket Lab has an operational Photon in orbit, with additional missions to the Moon, Mars and Venus planned. In 2021, Rocket Lab will employ Electron and Photon to launch a satellite to lunar orbit for NASA to serve as a precursor for Gateway, a Moon-orbiting outpost that is part of NASA’s Artemis program to return humans to the lunar surface.

Advanced, Next Generation Neutron Rocket

Rocket Lab today unveiled its medium-lift Neutron rocket—an advanced new generation reusable launch vehicle with an 8-ton payload lift capacity tailored for mega constellations, deep space missions and human spaceflight. Neutron will be able to lift more than 90% of all satellites forecast to launch through 2029 and introduce highly disruptive lower costs to the high-growth constellation market by leveraging Electron’s heritage, launch sites and architecture.

Proposed Transaction is the Next Logical Step in Rocket Lab’s Development

Rocket Lab’s in-house launch and space systems capabilities provide significant competitive advantages in entering the high-growth space applications market that comprises approximately $320 billion of the current $350+ billion space industry TAM.

Having reached these milestones—and considering the unprecedented commercial investment and government expenditures driving rapid growth in the space economy—Rocket Lab and its Board of Directors believe that this proposed transaction is the appropriate next step to position the Company for continued success. A strong and building backlog and opportunity pipeline support Rocket Lab’s forecast that the Company will be adjusted EBITDA positive in 2023, cash flow positive in 2024 and cross $1 billion in revenue in 2026.

Management Comments

Peter Beck, CEO and Founder of Rocket Lab, said:

“In the history of spaceflight, Rocket Lab is one of only two private companies that has delivered regular and reliable access to orbit. Not only are we the leader in small launch, we are the second most frequently launched rocket in the U.S. annually and the fourth most frequent launcher globally. Space has defined some of humanity’s greatest achievements, and it continues to shape our future. The satellites we build and launch are keeping countries connected and borders protected, monitoring weather and managing waste, providing insights on climate change, and helping us manage resources for future generations.”

“Since day one, our talented Rocket Lab team has demonstrated stellar execution and a keen ability to seize growth opportunities. Now, we are thrilled to build upon this momentum and welcome Alex Slusky, a seasoned technology investor and public company director, to our Board as we come together with Vector to become a publicly traded pure-play end-to-end space company. This milestone accelerates Rocket Lab’s ability to unlock the full potential of space through our launch and spacecraft platforms and catalyzes our ambition to create a new multi-billion-dollar business vertical in space applications.”

Alex Slusky, CEO of Vector and Founder & Chief Investment Officer of Vector Capital, said:

“Rocket Lab is a once-in-a-generation company that is democratizing access to space through its constant innovation, leading technology and proven execution. Peter is a true visionary who has built a world-class company with discipline and grit. Rocket Lab is ideally positioned to continue to capture market share in the rapidly expanding space launch, systems and applications markets. Vector Capital has a nearly 25-year track record of identifying and building high-growth technology businesses and we are thrilled to partner with Peter and Rocket Lab’s talented team to support the Company’s next generation platforms and capabilities. Vector is thrilled to partner with Rocket Lab as it seeks to capitalize on unprecedented commercial and government spending in the bourgeoning space economy.”

Key Transaction Terms

On March 1, 2021, Rocket Lab entered into a definitive merger agreement with Vector. The transaction reflects an implied pro forma enterprise value of $4.1 billion for Rocket Lab, representing 5.4x 2025 projected revenue of approximately $750 million.

The transaction is expected to result in pro forma cash on the balance sheet of approximately $750 million through the contribution of existing cash estimated to be on Rocket Lab’s balance sheet prior to close, up to $320 million of cash held in Vector Acquisition Corporation’s trust account (assuming no redemptions by Vector’s public shareholders), and a concurrent approximately $470 million PIPE of common stock, priced at $10.00 per share and led by Vector Capital, BlackRock and Neuberger Berman, among other top-tier institutional investors.

The transaction, which has been unanimously approved by the Boards of Directors of Rocket Lab and Vector, is subject to approval by Vector’s shareholders and other customary closing conditions.

Following the closing of the transaction, the Company will continue to be led by Founder and CEO Peter Beck. Alex Slusky, CEO of Vector and CIO and Founder of Vector Capital, will join Rocket Lab’s Board of Directors alongside Sven Strohband of Khosla Ventures, David Cowan of Bessemer Venture Partners, Matt Ocko of DCVC and Mike Griffin, independent director.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be available in a Current Report on Form 8-K to be filed by Vector with the Securities and Exchange Commission and at www.sec.gov. The investor presentation can also be found on Rocket Lab’s investor website at www.rocketlabusa.com/investors.

Advisors

Morgan Stanley & Co. LLC is serving as sole financial advisor to Rocket Lab, with Goodwin Procter LLP serving as legal counsel to the Company. Morgan Stanley & Co. LLC is also acting as the lead placement agent for Vector on the PIPE and capital markets advisor. Deutsche Bank Securities is serving as sole financial advisor and capital markets advisor to Vector as well as placement agent on the PIPE, with Kirkland & Ellis LLP serving as legal advisor.

About Rocket Lab

As a global leader in launch and space systems , Rocket Lab is transforming space access. Founded in 2006, Rocket Lab provides end-to-end mission services that provide frequent and reliable access to space for civil, defense, and commercial markets. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron and Neutron launch vehicles and Photon satellite platform. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 97 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab operates two launch sites, including the world’s only private orbital launch site located in New Zealand, and a second launch site in Virginia, USA. To learn more, visit www.rocketlabusa.com.

About Vector Acquisition Corporation

Vector Acquisition Corporation (Nasdaq: VACQ) is a blank check company led by veteran technology investor Alex Slusky. In addition to serving as CEO of Vector Acquisition Corp., Mr. Slusky is Founder and Chief Investment Officer of Vector Capital, a private investment firm focused on the technology sector. He has more than 25 years of experience investing in and operating private and public technology companies as well a deep understanding of trends, market cycles, vertical expertise, and the proven ability to identify, diligence, structure, and transform technology businesses. The company leverages the full resources of Vector Capital to transform operations and accelerate growth of its target investments. For additional information, visit https://www.vectorcapital.com.

Forward-Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Vector’s, Rocket Lab’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Vector’s and Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects on Vector, Rocket Lab or any successor entity of the transaction. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Vector’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by Vector’s shareholders, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Rocket Lab’s business relationships, operating results and business generally, (v) risks that the transaction disrupts current plans and operations of Rocket Lab, (vi) changes in the competitive and highly regulated industries in which Rocket Lab operates, variations in operating performance across competitors and changes in laws and regulations affecting Rocket Lab’s business, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities, and (viii) the risk of downturns in the commercial launch services, satellite and spacecraft industry. There can be no assurance that the future developments affecting Vector, Rocket Lab or any successor entity of the transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vector’s or Rocket Lab’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, Vector and Rocket Lab are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Projections/Industry Data

The financial and operating forecasts and projections contained herein represent certain estimates of Rocket Lab as of the date hereof. Neither Vector’s nor Rocket Lab’s independent public accountants has examined, reviewed or compiled the forecasts or projections and, accordingly, neither expresses an opinion or other form of assurance with respect thereto. Furthermore, none of Vector, Rocket Lab nor their respective management teams can give any assurance that the forecasts or projections contained herein accurately represents Rocket Lab’s future operations or financial conditions. Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties, including but not limited to those set forth under Forward-Looking Statements above that could cause actual results to differ materially from those contained in the prospective financial information.

Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Vector or Rocket Lab or that actual results will not differ materially from those presented in the prospective financial information. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this press release should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved.

This press release contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information. This information involves many assumptions and limitations and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been contained in these industry publications and other publicly available information. Accordingly, none of Vector, Rocket Lab nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data. This press release contains references to Rocket Lab’s achievements compared to other companies, including being the first to achieve certain milestones. All of such references are based on the belief of Rocket Lab’s management based on publicly-available information known to Rocket Lab’s management.

Additional Information

This press release relates to a proposed transaction between Rocket Lab and Vector This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Vector and Rocket Lab intend to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Rocket Lab and Vector shareholders. Rocket Lab and Vector will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Rocket Lab and Vector are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Rocket Lab and Vector through the website maintained by the SEC at www.sec.gov.

The documents filed by Vector with the SEC also may be obtained free of charge upon written request to Vector Acquisition Corporation, One Market Street, Steuart Tower, 23rd Floor, San Francisco, CA 94105. The documents filed by Rocket Lab with the SEC also may be obtained free of charge upon written request to Rocket Lab USA, Inc., 3881 McGowen Street, Long Beach, CA 90808.

Participants in the Solicitation

Rocket Lab, Vector and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Vector’s shareholders in connection with the proposed transaction. A list of the names of such directors, executive officers, other members of management, and employees, and information regarding their interests in the business combination will be contained in Vector’s filings with the SEC, including Vector’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, which was filed with the SEC on November 16, 2020, and such information and names of Rocket Lab’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by Rocket Lab and Vector, which will include the proxy statement of Vector. Additional information regarding the interests of such potential participants in the solicitation process will also be included in the registration statement (and will be included in the definitive proxy statement/prospectus) and other relevant documents when they are filed with the SEC.

Media Contacts

Rocket Lab

Morgan Bailey

media@rocketlabusa.com

Zaman Toleafoa/Antonia Gray

FTI Consulting

RocketLab@fticonsulting.com

Vector Acquisition Corporation

Nathaniel Garnick/Grace Cartwright

Gasthalter & Co.

(212) 257-4170

vector@gasthalter.com

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